

CLEARFIELD

NASDAQ:CLFD

Leader in Fiber Optic Management & Connectivity Solutions

Fiscal Q4 2017 Earnings Call FieldReport

November 9, 2017

Important Cautions Regarding Forward-Looking Statements

Forward-looking statements contained herein and in the FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "outlook," or "continue" or comparable terminology are intended to identify forward-looking statements. Such forward looking statements include, for example, statements about the Company's future revenue and operating performance, growth of the FTTx markets, effectiveness of the Company's sales and marketing strategies and organization, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: our success depends upon adequate protection of our patent and intellectual property rights and our ability to successfully defend against claims of infringement; our results of operations could be adversely affected now that the stimulus funds of the American Recovery and Reinvestment Act are fully allocated and projections are nearing completion; National Broadband Plan's transitioning from the USF to the CAF program may cause our customers and prospective customers to delay or reduce purchases; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these major customers would adversely affect us; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers' businesses; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market price of our common stock; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; we may face circumstances in the future that will result in impairment charges, including, but not limited to, significant goodwill impairment charges; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; we face risks associated with expanding our sales outside of the United States; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we are dependent on key personnel; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2016 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events.

Welcome


CLEARFIELD

Cheri Beranek

President & CEO

FY 2017 Review: Overall Market Pause Doesn't Overshadow Success in Key Growth Areas

CLEARFIELD NASDAQ:CLFD

- **Wireless and cable TV customers continue to put a pause** in capex spending due to technology disruption and less competitive pressures
- **Revenue for fiscal 2017** outside of the alternative carrier market **increased 5%**
- **Tier 1 traction continues to build,** with revenue **up 131% for the year**
- **Core Tier 3 and international business** remain strong and performing as planned



Tier 1 Revenue
$1.9M
$2.7M
$6.2M
Up 131% Y-o-Y
FY 2015
FY 2016
FY 2017

Financial Update


CLEARFIELD

Dan Herzog

Chief Financial Officer

Quarterly Financial Performance

Revenue


$21.1M
$18.3M
$17.7M
$19.6M
$18.4M
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
+33%
+16%
+4%
-9%
-13%
Year-over-Year Growth Rate

Quarterly Financial Performance

Revenue



$21.1M
$18.3M
$17.7M
$19.6M
$18.4M
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
+33%
+16%
+4%
-9%
-13%
Year-over-Year Growth Rate

Gross Profit



$9.6M
$7.2M
$7.4M
$7.9M
$7.7M
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
45.5%
39.5%
42.2%
40.5%
41.7%
Gross Profit (%)

Strategic Investment in Growth



$6.4M
$6.0M
$6.2M
$6.6M
$6.2M
30.5%
32.9%
34.9%
33.7%
33.4%
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Operating Expenses
% of Revenue

Quarterly Financial Performance

CLEARFIELD
NASDAQ:CLFD

Revenue



$21.1M
$18.3M
$17.7M
$19.6M
$18.4M
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
+33%
+16%
+4%
-9%
-13%
Year-over-Year Growth Rate

Gross Profit



$9.6M
$7.2M
$7.4M
$7.9M
$7.7M
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
45.5%
39.5%
42.2%
40.5%
41.7%
Gross Profit (%)

Net Income



$2.7M
$0.9M
$0.9M
$0.8M
$1.3M
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
12.7%
4.8%
5.1%
4.1%
6.8%
Net Margin

Balance Sheet Supports Growth

$ in Millions

	Sept. 30, 2017	Sept. 30, 2016
Cash & Investments	**$44.3**	**$44.2**
Total Assets	**$69.5**	**$70.6**
Stockholders' Equity	**$64.5**	**$62.6**
Total Debt	**$0**	**$0**
Total Capitalization	***$64.5***	***$62.6***

Cash & Investment Balances



$22.6
$33.1
$34.3
$44.2
$44.3
2013
2014
2015
2016
2017

Operational Update and Outlook


CLEARFIELD

Cheri Beranek

President & CEO

FY 2017 Revenue Composition & Market Opportunity

CLEARFIELD
NASDAQ:CLFD


Tier 2 & 3 wireline – Less than 20% of the Wireline TAM
Wireline TAM

Illustration not drawn to scale

WIRELINE

58%

- *Core:* Tier 3 and muni.
- *Emerging:* Tier 2

WIRELESS & CABLE TV

14%

- Wireless service providers
- MSOs

WIRELINE – TIER 1

9%

- Revenue more than doubling

INTERNATIONAL

8%

- Caribbean/Latin America and Canada

OTHER

8%

- Contract manufacturing
- Misc. sales

ALTERNATIVE

3%

- Competitive local exchange carriers

Based on revenue of $73.9 million for the fiscal year ended September 30, 2017.

FY 2017 Revenue Composition & Market Opportunity

CLEARFIELD
NASDAQ:CLFD



Cable Doubles TAM
Wireline TAM
Cable TAM

Illustration not drawn to scale

WIRELINE
58%
- ***Core:*** Tier 3 and muni.
- ***Emerging:*** Tier 2

WIRELESS & CABLE TV
14%
- Wireless service providers
- MSOs

WIRELINE – TIER 1
9%
- Revenue more than doubling

INTERNATIONAL
8%
- Caribbean/Latin America and Canada

OTHER
8%
- Contract manufacturing
- Misc. sales

ALTERNATIVE
3%
- Competitive local exchange carriers

Based on revenue of $73.9 million for the fiscal year ended September 30, 2017.

FY 2017 Revenue Composition & Market Opportunity



Wireless TAM
Wireline TAM
Cable TAM

Illustration not drawn to scale

WIRELINE
58%
- ***Core:*** Tier 3 and muni.
- ***Emerging:*** Tier 2

WIRELESS & CABLE TV
14%
- Wireless service providers
- MSOs

WIRELINE – TIER 1
9%
- Revenue more than doubling

INTERNATIONAL
8%
- Caribbean/Latin America and Canada

OTHER
8%
- Contract manufacturing
- Misc. sales

ALTERNATIVE
3%
- Competitive local exchange carriers

Based on revenue of $73.9 million for the fiscal year ended September 30, 2017.

The Road to Profitably Growing Revenue Faster Than 15%

CLEARFIELD
NASDAQ:CLFD

FIBER MANAGEMENT → FIELDSHIELD → CERTIFICATIONS → NATIONAL CARRIER PRODUCT APPROVALS → CHANNEL DEVELOPMENT → STRATEGIC ALLIANCES → MARKET & PRODUCT LINE ENHANCEMENTS

Phase I (2008-2015)

- Rebuild the company
- Restore balance sheet and develop profitable and sustainable growth business
- Build and expand the value proposition through patented and cost-minimizing solutions

Phase II (2015+)

- Expand into Tier 1 market through product approvals and certifications:
  - Certifications achieved: NEBS (central office panels); GR-326 (SC and LC connectors and cables); GR-487 (Makwa)
  - Product approvals gained at Verizon, AT&T, CenturyLink, Frontier, Windstream, and Charter

Phase III (2018+)

- Secure additional partnerships that will expand "feet on the street"
- Dedicate sales resources to align company with industry EF&I firms, along with optical fiber and electronics vendors for referral business opportunities
- Expand product suite to add more revenue to existing clients and new markets for existing product technologies

Fiscal 2018 Outlook and Guidance

- **5% revenue growth:**
  - 1H 2018 to be flat, while 2H 2018 to grow 10% year-over-year
  - Wireline to continue growing at high single digits
  - Wireless and cable TV markets to continue to be at a pause
  - Continued acceleration in the Tier 1 market
- **40-42% gross profit margins;**
- **Operating expenses consistent with fiscal 2017; and**
- **5% net income as a percent of revenue.**



Revenue Growth Outlook ($ in Millions)
$37.5
$53.4
$58.0
$60.3
$75.3
$73.9
$77.6
5-Year CAGR of 15%
2012
2013
2014
2015
2016
2017
2018F

Please note: Outlook and forecast effective only on November 9, 2017.

Q&A


CLEARFIELD

Cheri Beranek

President & CEO


CLEARFIELD

Dan Herzog

Chief Financial Officer

Q&A

Thank You

CLEARFIELD
NASDAQ:CLFD


CLEARFIELD

Cheri Beranek

President & CEO

WE TURN YOUR BROWNFIELD **GREEN**

CLEARFIELD



Company Contact:
Cheri Beranek
CEO & President
Clearfield, Inc.
IR@clfd.net

Investor Relations:
Matt Glover or Najim Mostamand, CFA
Liolios Group, Inc.
(949) 574-3860
CLFD@liolios.com